STROOCK & STROOCK & LAVAN LLP
180 MAIDEN LANE
NEW YORK, NEW YORK  10038

July 9, 2012

Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Attention:  Karen Risotto

Ladies and Gentlemen:

On behalf of BNY Mellon Mid Cap Stock Fund (the "Fund"), a series of BNY Mellon Funds Trust, transmitted for filing are final proxy materials relating to a special meeting of shareholders of the Fund to be held on August 13, 2012, together with a form of proxy card.  The meeting is being called for the purpose of asking shareholders to approve, with respect to the Fund, (i) the implementation of a "manager of managers" arrangement whereby BNY Mellon Fund Advisers, a division of The Dreyfus Corporation, the Fund's investment adviser (the "Adviser"), under certain circumstances, would be able to hire and replace unaffiliated sub-investment advisers without obtaining shareholder approval and (ii) a Sub-Investment Advisory Agreement between the Adviser and Robeco Investment Management, Inc.

Shareholders of record at the close of business on July 6, 2012 will be entitled to receive notice of and to vote at the meeting.  It is intended that copies of the proxy materials will be mailed to shareholders on or about July 23, 2012.

The final proxy materials are marked to show changes made primarily in response to comments of the staff (the "Staff") of the Securities and Exchange Commission with respect to the preliminary proxy materials that were provided to the undersigned by Karen L. Rossotto of the Staff telephonically on June 22, 2012.

For the convenience of the Staff, the Staff's comments have been restated below, and the Fund's response is set out immediately following each comment.  Capitalized terms used but not defined herein have the meanings assigned to them in the proxy materials.

1.	Staff Comment: In the Letter to Shareholders, please clarify in the first paragraph what shareholders are being asked to vote on.

Response: The first paragraph in the Letter to Shareholders has been revised to clarify what shareholders are being asked to vote on.

2.	Staff Comment: In the Proxy Statement, second paragraph, please state all of the ways in which a shareholder can revoke a proxy given to the Fund before the Meeting.

Response: The second paragraph in the Proxy Statement has been revised to state all of the ways in which a shareholder can revoke a proxy given to the Fund before the Meeting.

3.
Staff Comment:  In the Proxy Statement, under Proposal 1—"Manager of Managers" Arrangement, last paragraph, please indicate that Proposal 2 is required to appoint Robeco because the Fund currently may not implement a "manger of managers" arrangement and engage Robeco without shareholder approval.

Response:  Disclosure has been provided indicating that Proposal 2 is required to appoint Robeco because the Fund currently may not implement a "manger of managers" arrangement without shareholder approval.

4.	Staff Comment: In the Proxy Statement, under Proposal 1—Additional Information About the Adviser, first paragraph, please state that the Adviser is a division of Dreyfus.

Response: The requested disclosure has been provided.

5.
Staff Comment:  In the Proxy Statement, under Proposal 2, first paragraph, please clarify that the Adviser currently intends to allocate approximately 20% of the Fund's assets to Robeco to manage, if Proposal 2 is approved by shareholders.

Response: The requested clarification has been provided.

6.	Staff Comment: In the Proxy Statement, under Proposal 2—Considerations of the Board, first paragraph, please clarify that the engagement of Robeco would not increase the Fund's advisory fee.

Response: The requested clarification has been provided.

We hope the Staff finds the revisions in the proxy materials responsive to the Staff's comments.

Please telephone the undersigned at 212.806.6138, or Janna Manes of this office at 212.806.6141, if you have any questions or comments.

Very truly yours,

/s/ David Stephens
David Stephens